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                                  EXHIBIT 10.43

            Amendment to the First and Restated Interim Warehouse and
        Security Agreement dated June 9, 1997 among Prudential Securities
          Credit Corporation and Home American Credit, Inc., New Jersey
       Mortgage and American Business Credit, Inc. and ABFS as Guarantor.


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                          CREDIT INCREASE CONFIRMATION
                            AND NOTE AMENDMENT NO. 8
                                     TO THE
                           FIRST AMENDED AND RESTATED
                    INTERIM WAREHOUSE AND SECURITY AGREEMENT
                                AND SECURED NOTE

                           Dated as of August 31, 1999

                  Reference is made to (x) the First Amended and Restated Interim Warehouse and Security Agreement, dated as of June 9, 1997 (the "Interim Warehouse Agreement") among Prudential Securities Credit Corporation (the "Lender") and HomeAmerican Credit, Inc. d/b/a Upland Mortgage ("Upland"), New Jersey Mortgage and Investment Corp. ("New Jersey Mortgage"), and American Business Credit, Inc. ("ABC", and together with Upland and New Jersey Mortgage, the "Borrowers"), as amended by Credit Increase Confirmation and Note Amendment No. 1, dated as of September 30, 1997, Credit Increase Confirmation and Note Amendment No. 2, dated as of December 22, 1997, Credit Increase Confirmation and Note Amendment No. 3, dated as of March 30, 1998, Credit Increase Confirmation and Note Amendment No. 4, dated May 29, 1998, Credit Increase Confirmation and Note Amendment No. 5, dated June 30, 1998, Credit Increase Confirmation and Note Amendment No. 6, dated July 31, 1998, and Credit Increase Confirmation and Note Amendment No. 7, dated August 27, 1998, (y) the Secured Note, dated as of December 22, 1997 (the "Note"), from the Borrowers to the Lender, and (z) the Guaranty, dated as of June 9, 1997 (the "Guaranty"), from the Borrowers' ultimate parent, American Business Financial Services, Inc. ("ABFS" or the "Guarantor"), to the Lender.

                  WHEREAS, the Lender and the Borrowers desire to amend the Interim Warehouse Agreement;

                  NOW THEREFORE, the Lender, the Borrowers and the Guarantor hereby amend the Interim Warehouse Agreement, the Secured Note and the Guaranty as follows:

Section 1.        Amendment of the Interim Warehouse Agreement and Note.
----------

                  (a) The first WHEREAS clause of the Interim Warehouse Agreement is hereby deleted in its entirety and replaced with the following:

                  WHEREAS, the Lender intends to lend and the Borrowers intend to borrow up to $150,000,000 (one hundred fifty million dollars) to fund the purchase of origination by the Borrowers of fixed and floating-rate, first and second lien, business and consumer purpose residential mortgage loans; and








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                  (b) Section 1(A)(1) of the Interim Warehouse Agreement is
hereby deleted in its entirety and replaced with the following:

                  The Lender agrees to lend to the Borrowers up to $150,000,000 (such borrowing, the "Loan") to be made in one or more advances (each, an "Advance"); provided, however, that, in no event shall the outstanding debt owed to the Lender by the Borrowers or any of their Affiliates (including, without limitation, American Business Leasing, Inc. and Federal Leasing Corp.) under any loan agreement (including, without limitation, this Agreement) exceed $150,000,000; provided, further, that, at any time when funds are on deposit in a Pre-Funding Account (as defined herein), the amount of the Loan shall not exceed the amount on deposit in such Pre-Funding Account. The Borrower agrees that the Loan shall be used to warehouse fixed and adjustable rate, first or second lien, business and consumer purpose residential mortgage loans that are to be included in a Securitization (the "Mortgage Loans"), as such Mortgage Loans are identified to the Lender in writing and in electronic form from time to time. Such Mortgage Loans may be (a) included at the time of closing of the Securitization or (b) purchased by the Securitization trust subsequent to closing with funds on deposit in an account (a "Pre-Funding Account") relating to the Securitization and designated for such purpose. All Mortgage Loans financed hereunder shall be closed loans; i.e., this facility shall not be used for "wet" or "table" fundings. The Lender may refuse to lend against any Mortgage Loan(s) which the Lender reasonably believes will not be eligible for inclusion in a securitized pool, similar to the pool included in the 1999-2 Securization, either (x) due to the characteristics of such Mortgage Loan or (y) due to the expected aggregate characteristics of the Mortgage Loans.

                  (c) Section 1(A)(3) of the Interim Warehouse Agreement is hereby deleted in its entirety and replaced with the following:

                  The Loan shall accrue interest daily on its outstanding principal amount, with interest calculated for the actual number of days elapsed, based on a 360-day year. The interest rate shall be (except as otherwise provided in Section 1(E)(2) or Section 10(D) hereof) LIBOR plus 1.00%, and shall be reset on each business day. Interest which accrues during each calendar month shall be payable on the 3rd (third) business day of the following month, with any outstanding interest due and payable in its entirety on the date of termination of this warehouse facility (including the Maturity Date).






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                  (d) The definition of "Maturity Date" in Section 1(B)(2) is hereby deleted in its entirety and replaced with the following:

                  Maturity Date means the earlier of (i) August 31, 2000 and
                  (ii) the date on which an Event of Default occurs. The Maturity Date may be extended by the Lender, in the Lender's sole and unreviewable discretion, on any date by the execution and delivery of a Credit Increase Confirmation and Note Amendment in the form of Exhibit C hereto.

                  (e) The  definition of  "Collateral  Deficiency  Situation" in
Section 1 is hereby deleted in its entirety and replaced with the following:

                  A Collateral Deficiency Situation shall be deemed to be existing as of any day on which (x) the outstanding principal amount of the Loan as of such day exceeds (y) the lesser of
                  (i) 99% of the outstanding principal balance of the Pledged Mortgage Loans and (ii) the product of (1) the Market Value of the Pledged Mortgage Loans (disregarding the Market Value of any Mortgage Loans proposed to be pledged to the Lender on such day) and .95.

                  (f) Section 1(B) of the Interim Warehouse Agreement is hereby deleted in its entirety and replaced with the following:

                  The amount of each Advance shall not be less than $1,000,000 or greater than the lesser of:

                           1. 99% of the aggregate outstanding principal balance
                  of the Mortgage Loans calculated as of the related Cut-Off Date (or, if the Borrower is using the proceeds of the Advance to purchase or originate the related Mortgage Loans at their aggregate outstanding principal balance as of the settlement date for the purchase, then their aggregate outstanding principal balance as of such settlement date) proposed to be pledged to the Lender in connection with such Advance, minus, in the event that a Collateral Deficiency Situation exists as of the date of such Advance, the Restoration Amount as of the date of such Advance; and

                           2. the product of (x) the Market Value of the
                  Mortgage Loans proposed to be pledged to the Lender in connection with such Advance and (y) .95, minus, in the event that a Collateral Deficiency Situation exists as of the date of such Advance the Restoration Amount as of the date of such Advance. The Lender may amend the Advance rate in the Lender's sole and unreviewable discretion, on any date by the execution and delivery of a Credit Increase Confirmation and Note Amendment in the form of Exhibit C hereto.



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Section 2.        Amendment of the Note.

                  The maximum amount of the Loan referenced in the Note shall be $150,000,000.

Section 3.        Confirmation of the Interim Warehouse Agreement, Note and
                  Guaranty.

                  As amended by Sections 1 and 2 hereof, all provisions of the Interim Warehouse Agreement, the Note and the Guaranty, are reconfirmed as of the date hereof. Each of the Borrowers and ABFS, in addition, hereby reconfirms and remakes as of the date hereof each and every one of its representations, warranties and covenants as set forth in the Interim Warehouse Agreement, the Note or the Guaranty, as applicable.

                  [Remainder of Page Intentionally Left Blank]



















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                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                                              AMERICAN BUSINESS CREDIT, INC., as
                                               Borrower



                                              By: ______________________________
                                                  Name:
                                                  Title:


                                              HOMEAMERICAN CREDIT, INC. D/B/A
                                               UPLAND MORTGAGE, as Borrower



                                              By: ______________________________
                                                  Name:
                                                  Title:


                                              NEW JERSEY MORTGAGE AND
                                               INVESTMENT CORP., as Borrower



                                              By: ______________________________
                                                  Name:
                                                  Title:



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                                              AMERICAN BUSINESS FINANCIAL
                                               SERVICES, INC., as Guarantor



                                              By: ______________________________
                                                  Name:
                                                  Title:


                                              PRUDENTIAL SECURITIES CREDIT
                                               CORPORATION, as Lender



                                              By: ______________________________
                                                  Name:
                                                  Title: